UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 16, 2005

Instinet Group Incorporated

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(Exact Name of Registrant as Specified in Charter)

Delaware 000-32717 13-4134098

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3 Times Square, New York, New York 10036

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Registrant's telephone number, including area code: 212-310-9500

Not Applicable

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

_ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.

On May 16, 2005, Instinet Group Incorporated ("Instinet") held its Annual Meeting of Stockholders at which the stockholders approved the Instinet Group 2005 Annual Cash Incentive Plan ("Incentive Plan"). On March 28, 2005, the Compensation Committee of the Board of Directors of Instinet had established the parameters for 2005 cash bonuses for executives participating in the Incentive Plan, subject to approval of the Incentive Plan by Instinet's stockholders at the next Annual Meeting. The Compensation Committee determined that a pool would be established under the Incentive Plan equal to 50% of the corporate-wide bonus pool previously approved by the Compensation Committee at their January 26, 2005 meeting and each participant would receive no more than a set maximum percentage of the Incentive Plan pool, subject to the Compensation Committee's ability to decrease the amount payable to each participant in its discretion, taking into account its view of individual performance. The participants in the Incentive Plan for 2005 and their respective maximum percentages were determined as follows: Edward Nicoll (20%), Andrew Banhidi (10%), Todd Burns (10%), John Fay (10%), Andrew Goldman (10%), Alexander Goor (10%), Paul Merolla (10%), Michael Plunkett (10%) and Natan Tiefenbrun (10%). Any amounts not paid out under the Incentive Plan, in the Compensation Committee's discretion, may be paid to other employees of Instinet under the previously-approved corporate-wide bonus plan. The Compensation Committee determined that the performance measure for calendar year 2005 for the corporate-wide bonus pool and Incentive Plan pool would be Instinet's operating profit (defined as pre-tax, pre-bonus income, excluding the amortization expense for performance shares under the Instinet 2004 Performance Share Plan, as well as any stock option amortization expense under the Instinet 2000 Stock Option Plan and excluding the pre-tax impact of one-time accounting items, such as restructuring charges, gains or losses on investments, severance costs, legal settlements, as well as other items characterized as "non-operating" in the Corporation's earnings release pro forma table).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

INSTINET GROUP INCORPORATED

Registrant

Date: May 20, 2005

By: /s/ John F. Fay

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John F. Fay

Chief Financial Officer